Blue Owl Capital Inc. First Quarter 2026 Results

NEW YORK (April 30, 2026) – Blue Owl Capital Inc. (NYSE:OWL) (“Blue Owl”) today reported its financial results for the first quarter ended March 31, 2026.
“Blue Owl’s results for the first quarter of 2026 demonstrate the power of our three differentiated and scaled platforms, each of which has contributed to our continued expansion to $315 billion of AUM. Our financial results reflect stability, stemming from our durable capital base, and growth, driven by fundraising and ongoing capital deployment,” said Doug Ostrover and Marc Lipschultz, Co-CEOs of Blue Owl. “Performance remains strong across Credit, Real Assets, and GP Strategic Capital, and we believe that the current market landscape tends to favor firms with patient capital and longer duration, such as Blue Owl.”
Blue Owl issued its full detailed presentation of its first quarter ended March 31, 2026 results, which can be viewed through the Shareholders section of Blue Owl's website at https://ir.blueowl.com/Investors/events-and-presentations.
Dividend
Blue Owl declared a quarterly dividend of $0.23 per Class A Share, payable on May 27, 2026, to shareholders of record at the close of business on May 13, 2026.
Quarterly Investor Call Details:
Blue Owl will host its first quarter 2026 investor call via public webcast on April 30, 2026 at 10:00 a.m. ET. To register, please visit the Shareholders section of Blue Owl's website at https://ir.blueowl.com/overview.
The conference call may be accessed by dialing +1 (888) 330-2454 (U.S. callers) or +1 (240) 789-2714 (non-U.S. callers); conference ID 4153114. For those unable to listen to the live broadcast, there will be a webcast replay available on the Shareholders section of Blue Owl’s website.
All callers will need to enter the Conference ID followed by the # sign and reference "Blue Owl Capital" once connected with the operator. All callers are asked to dial in 10-15 minutes prior to the call so that name and company information can be collected.
About Blue Owl
Blue Owl (NYSE: OWL) is a leading asset manager that is redefining alternatives®. With $315 billion in assets under management as of March 31, 2026, we invest across three multi-strategy platforms: Credit, Real Assets and GP Strategic Capital. Anchored by a strong permanent capital base, we provide businesses with private capital solutions to drive long-term growth and offer institutional investors, individual investors, and insurance companies differentiated alternative investment opportunities that aim to deliver strong performance, risk-adjusted returns, and capital preservation.
Together with over 1,390 experienced professionals globally, Blue Owl brings the vision and discipline to create the exceptional. To learn more, visit www.blueowl.com or LinkedIn:
https://www.linkedin.com/company/blue-owl-capital.
Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date made. Blue Owl assumes no obligation to update or revise any such forward-looking statements except as required by law.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blue Owl’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.
Important factors, among others, that may affect actual results or outcomes include the inability to recognize the anticipated benefits of acquisitions; costs related to acquisitions; the inability to maintain the listing of Blue Owl’s shares on the New York Stock Exchange; Blue Owl’s ability to manage growth; Blue Owl’s ability to execute its business plan and meet its projections; potential litigation involving Blue Owl; changes in applicable laws or regulations; and the possibility that Blue Owl may be adversely affected by other economic, business, geopolitical and competitive factors.
Investor Contact
Ann Dai
Head of Investor Relations
blueowlir@blueowl.com
Media Contact
media@blueowl.com